UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2015

EPIC STORES CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-186869	45-5355653
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

20805 North 19th Avenue, #2, Phoenix, AZ 85027

(Address of principal executive offices)

Registrant’s Telephone Number, including area code:  (855) 636-3742

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below).

[  ]  Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c)).

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) Dismissal of Independent Accountant.

On September 28, 2015, the board of directors of our company approved the dismissal of RBSM LLP and the engagement of Seale & Beers CPAs, LLC as our company’s independent registered public accounting firm. RBSM LLP was engaged by our company on August 3, 2015.

RBSM LLP did not issue a report on any of our company’s financial statements. During the period from the date of their appointment (August 3, 2015) through the date of dismissal, there were no disagreements, resolved or not, with RBSM LLP on any matter of accounting principles or practices, financial statement disclosure, or interim review procedures.

During the period from the date of their appointment (August 3, 2015)through the date of dismissal, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

We provided RBSM LLP with a copy of this current report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made in this current report on Form 8-K, and, if not, stating the respects with which it does not agree. A copy of such letter, dated September 28, 2015, is filed as Exhibit 16.1 to this current report on Form 8-K.

(b) Engagement of Independent Registered Public Accounting Firm.

During our company’s fiscal years ended December 31, 2014 and December 31, 2013 and in the subsequent interim period through the date of appointment of Seale & Beers CPAs, LLC on , 2015, we have not consulted with Seale & Beers CPAs, LLC regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has Seale & Beers CPAs, LLC provided to our company a written report or oral advice that Seale & Beers CPAs, LLC concluded was an important factor considered by our company in reaching a decision as to the accounting, auditing or financial reporting issue. In addition, during such periods, our company has not consulted with Seale & Beers CPAs, LLC regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit
16.1	Letter from RBSM LLP.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIC STORES CORP.

/s/ Brian Davidson
President, Chief Executive Officer,
Secretary, Treasurer and Director

Date: October 8, 2015

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